                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,344,432.20

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $92,122.93

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,252,309.27

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $15.92

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.09

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $14.83

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $57,310.92

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                         $7,291.09

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $50,019.83

          (j)      Scheduled Payments due in such Collection Period                                    $1,025,423.96

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                     $965,325.25

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $17,498,616.96

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $16,196,287.82

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9255753

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $50,357.50

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,166.57

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.60

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $20,551.55

          (b)      Distributions (to) from Collection Account                                                ($43.34)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $70.02

          (d)      Ending Payahead Account Balance                                                        $20,578.23

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $15,371,376.83
                          Spread Account Balance                                                       $6,158,727.18

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $39,033.08

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $17,292.80

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $204,338.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  82
                          Aggregate Gross Amount                                                         $473,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  68
                          Aggregate Gross Amount                                                         $383,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.92%

          (b)      Average Delinquency Ratio                                                                    4.91%

          (c)      Cumulative Default Ratio                                                                    19.64%

          (d)      Cumulative Net Loss Ratio                                                                   14.84%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,478,986.24
     LOCK BOX NSF ITEMS:                                                                                  (12,992.65)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                     43.34
     COLLECTION ACCOUNT INTEREST                                                                            4,890.50
     PAYAHEAD ACCOUNT INTEREST                                                                                 70.02
     TOTAL COLLECTION PROCEEDS:                                                                         1,470,997.45
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  17,498,616.96
                                 Principal portion of payments collected (non-prepayments)                               672,829.12
                                 Prepayments in full allocable to principal                                              370,670.00
                          Collections allocable to principal                                            1,043,499.12
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      70,383.17
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,113,882.29

                   Realized Losses                                                                        204,338.00
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     16,180,396.67

          INTEREST
                          Collections allocable to interest                                               292,496.13
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        64,619.03
                                                                                                      ---------------
                   Total Interest                                                                         357,115.16

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                16,623,686.10
          Beginning of Period Class B Principal Balance                                                   874,930.83

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,119,694.10
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           21,193.14
          Aggregate Payahead Balance                                                                       20,508.21
          Aggregate Payahead Balance for preceding Distribution Date                                       20,551.55
          Interest Earned on Payahead Balances                                                                 70.02
          Scheduled Payments due in Collection Period                                                   1,025,423.96
          Scheduled Payments collected in Collection Period                                               965,325.25
          Aggregate Amount of Realized Losses for preceding Distribution Date                             204,338.00

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 82     473,000.00
          60+ days delinquent                                                                                     68     383,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close               856,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                           94,392.99
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.76%
          Delinquency Ratio for third preceding Determination Date                                              5.04%

          Cumulative Defaults for preceding Determination Date                                         17,363,974.29

          Cumulative Net Losses for preceding Determination Date                                       13,055,226.69

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,335,995.25
                          Liquidation Proceeds                                                             70,383.17
                          Recoveries                                                                       64,619.03
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,470,997.45

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       672,829.12
                          Prepayments in full allocable to principal                                      370,670.00
                          Principal Balance of Liquidated Receivables                                     274,721.17
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,318,220.29

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,318,220.29
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,252,309.27
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,252,309.27

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           16,623,686.10
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   92,122.93

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,318,220.29
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  65,911.01

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                              874,930.83
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                           7,291.09

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,470,997.45
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,344,432.20
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                  7,291.09
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  65,911.01
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      218.73
                   Standby Servicer distributions                                                           1,166.57
                   Servicer distributions                                                                  50,357.50
                   Collateral Agent distributions                                                             218.73
                   Reimbursement Obligations                                                               17,292.80
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                               Use
                                                                                                               ---
  (i)       Standby Fee                                                                                     1,166.57
            Servicing Fee (2.0%)                                                                           29,164.36
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         21,193.14
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       218.73
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              218.73
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                          92,122.93
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                          92,122.93
  (viii)(A) Class B Coupon Interest - Unadjusted                                                            7,291.09
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                  7,291.09
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,252,309.27
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,252,309.27
  (vi)      Certificate Insurer Premium                                                                     4,483.32
            Certificate Insurer Premium Supplement                                                         12,809.48
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              65,911.01
            Class B Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class B Principal Shortfall                                                     (15,891.18)
            Adjusted Class B Principal Distributable Amount                                                50,019.83
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                16,623,686.10
                   Class A Principal Distributions                                                      1,252,309.27
          Class A End of Period Principal Balance                                                      15,371,376.83

          Class B Beginning of Period Principal Balance                                                   874,930.83
                   Class B Principal Distributable Amount                                                  50,019.83
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                     824,911.00
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                      824,911.00

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,470,997.45
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     144,084.46
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,326,912.99

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,326,912.99
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                       7,291.09
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,319,621.90

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,319,621.90
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,252,309.27
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           67,312.63

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       67,312.63
     (vi) Certificate Insurer Premium                                                                       4,483.32
     (v)  Certificate Insurer Premium Supplement                                                           12,809.48
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           50,019.83

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        50,019.83
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           65,911.01
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               (15,891.18)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 (15,891.18)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                 856,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                    856,000.00

                          Aggregate Gross Principal Balance as of the close of                         17,400,965.79
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.92%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.92%
                          Delinquency Ratio for second preceding Determination Date                             4.76%
                          Delinquency Ratio for third preceding Determination Date                              5.04%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.91%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,363,974.29
                                 Current Period Defaulted Receivables                                      94,392.99
                                                                                                      ---------------
                                 Total                                                                 17,458,367.28

                                 Cumulative Defaulted Receivables                                      17,458,367.28
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    19.64%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          274,721.17

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (135,002.20)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   139,718.97
                                 Cumulative Previous Net Losses                                        13,055,226.69
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,194,945.66
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   14.84%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      20.22
          Weighted Average Annual Percentage Rate                                                              20.20%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       1,619,628.78
                          15% of Outstanding Certificate Balance                                                       2,429,443.17
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          15,371,376.83

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             16,196,287.82
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               15,371,376.83
          Beginning of Period Spread Account Balance                                                    6,119,694.10
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          15,760.23
          Required addition to/(eligible withdrawal from) Spread Account                                9,235,922.49
          Earnings on Spread Account Balance                                                               23,272.85
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,158,727.18



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,537,978.82

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $124,065.71

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,413,913.11

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $17.57

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.42

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $16.15

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $70,434.08

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $13,548.02

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $56,886.06

          (j)      Scheduled Payments due in such Collection Period                                    $1,207,806.76

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,070,562.51

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $23,390,235.32

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $22,188,652.34

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9486289

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $52,802.17

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,559.35

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.60

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $22,056.27

          (b)      Distributions (to) from Collection Account                                             ($6,418.37)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $80.26

          (d)      Ending Payahead Account Balance                                                        $15,718.16

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $20,806,810.41
                          Spread Account Balance                                                       $5,009,996.41

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $45,992.45

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $23,407.66

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $208,880.57

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                  96
                          Aggregate Gross Amount                                                         $704,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                  72
                          Aggregate Gross Amount                                                         $599,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.45%

          (b)      Average Delinquency Ratio                                                                    5.13%

          (c)      Cumulative Default Ratio                                                                    19.47%

          (d)      Cumulative Net Loss Ratio                                                                   14.76%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,687,374.60
     LOCK BOX NSF ITEMS:                                                                                  (12,886.30)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  6,418.37
     COLLECTION ACCOUNT INTEREST                                                                            5,783.27
     PAYAHEAD ACCOUNT INTEREST                                                                                 80.26
     TOTAL COLLECTION PROCEEDS:                                                                         1,686,770.20
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  23,390,235.32
                                 Principal portion of payments collected (non-prepayments)                               744,497.76
                                 Prepayments in full allocable to principal                                              418,083.00
                          Collections allocable to principal                                            1,162,580.76
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     116,868.26
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,279,449.02

                   Realized Losses                                                                        208,880.57
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     21,901,905.73

          INTEREST
                          Collections allocable to interest                                               326,064.75
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        81,256.43
                                                                                                      ---------------
                   Total Interest                                                                         407,321.18

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               22,220,723.53
           Beginning of Period Class B Principal Balance                                                1,438,727.99

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,964,003.96
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          13,818.44
           Aggregate Payahead Balance                                                                      15,637.90
           Aggregate Payahead Balance for preceding Distribution Date                                      22,056.27
           Interest Earned on Payahead Balances                                                                80.26
           Scheduled Payments due in Collection Period                                                  1,207,806.76
           Scheduled Payments collected in Collection Period                                            1,070,562.51
           Aggregate Amount of Realized Losses for preceding Distribution Date                            208,880.57

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                                96     704,000.00
           60+ days delinquent                                                                                    72     599,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            1,303,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         161,677.57
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            5.17%
           Delinquency Ratio for third preceding Determination Date                                             4.77%

           Cumulative Defaults for preceding Determination Date                                        17,778,699.70

           Cumulative Net Losses for preceding Determination Date                                      13,469,993.40

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,488,645.51
                           Liquidation Proceeds                                                           116,868.26
                           Recoveries                                                                      81,256.43
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,686,770.20

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      744,497.76
                           Prepayments in full allocable to principal                                     418,083.00
                           Principal Balance of Liquidated Receivables                                    325,748.83
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,488,329.59

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,488,329.59
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,413,913.11
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,413,913.11

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          22,220,723.53
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 124,065.71

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,488,329.59
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 74,416.48

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,438,727.99
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         13,548.02

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,686,770.20
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,537,978.82
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                13,548.02
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 74,416.48
                    Class B Principal Carryover Shortfall                                                 269,216.20
                    Trustee distributions                                                                     292.38
                    Standby Servicer distributions                                                          1,559.35
                    Servicer distributions                                                                 52,802.17
                    Collateral Agent distributions                                                            295.74
                    Reimbursement Obligations                                                              23,407.66
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                269,216.20
                                                                                                      ---------------
                                                                                                          269,216.20

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     1,559.35
            Servicing Fee (2.0%)                                                                           38,983.73
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         13,818.44
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       292.38
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              295.74
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection Periods                                          0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         124,065.71
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         124,065.71
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           13,548.02
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 13,548.02
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,413,913.11
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,413,913.11
  (vi)      Certificate Insurer Premium                                                                     6,068.65
            Certificate Insurer Premium Supplement                                                         17,339.01
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              74,416.48
            Class B Principal Carryover Shortfall - Previous Month(s)                                     269,216.20
            Current Month Class B Principal Shortfall                                                    (286,746.63)
            Adjusted Class B Principal Distributable Amount                                                56,886.06
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                22,220,723.53
                   Class A Principal Distributions                                                      1,413,913.11
          Class A End of Period Principal Balance                                                      20,806,810.41

          Class B Beginning of Period Principal Balance                                                 1,438,727.99
                   Class B Principal Distributable Amount                                                  56,886.06
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,381,841.93
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,381,841.93

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,686,770.20
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     179,015.35
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,507,754.85

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,507,754.85
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      13,548.02
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,494,206.83

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,494,206.83
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,413,913.11
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           80,293.72

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       80,293.72
     (vi) Certificate Insurer Premium                                                                       6,068.65
     (v)  Certificate Insurer Premium Supplement                                                           17,339.01
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           56,886.06

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        56,886.06
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           74,416.48
     (iii)Prior month(s) carryover shortfalls                                                             269,216.20
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (286,746.63)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (286,746.63)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,303,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,303,000.00

                          Aggregate Gross Principal Balance as of the close of                         23,923,226.35
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.45%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.45%
                          Delinquency Ratio for second preceding Determination Date                             5.17%
                          Delinquency Ratio for third preceding Determination Date                              4.77%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.13%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,778,699.70
                                 Current Period Defaulted Receivables                                     161,677.57
                                                                                                      ---------------
                                 Total                                                                 17,940,377.27

                                 Cumulative Defaulted Receivables                                      17,940,377.27
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    19.47%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          325,748.83

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (198,124.69)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   127,624.14
                                 Cumulative Previous Net Losses                                        13,469,993.40
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,597,617.54
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   14.76%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      23.64
          Weighted Average Annual Percentage Rate                                                              20.37%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,218,865.23
                          15% of Outstanding Certificate Balance                                                       3,328,297.85
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          20,806,810.41

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             22,188,652.34
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               20,806,810.41
          Beginning of Period Spread Account Balance                                                    4,964,003.96
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          27,023.87
          Required addition to/(eligible withdrawal from) Spread Account                               15,815,782.58
          Earnings on Spread Account Balance                                                               18,968.58
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,009,996.41




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,813,909.36

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $142,662.19

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,671,247.17

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $20.56

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.62

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $18.95

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $245,933.19

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $16,763.85

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $229,169.34

          (j)      Scheduled Payments due in such Collection Period                                    $1,331,349.19

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,360,256.47

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $28,603,948.51

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $27,255,267.94

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9528498

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $67,083.60

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,906.93

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.76

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $23,137.34

          (b)      Distributions (to) from Collection Account                                               ($691.69)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $81.95

          (d)      Ending Payahead Account Balance                                                        $22,527.60

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $7,650,751.17
                          Spread Account Balance                                                       $6,103,163.61

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $25,951.61

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $28,690.32

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $243,324.74

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 102
                          Aggregate Gross Amount                                                         $903,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  77
                          Aggregate Gross Amount                                                         $712,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.45%

          (b)      Average Delinquency Ratio                                                                    5.41%

          (c)      Cumulative Default Ratio                                                                    18.17%

          (d)      Cumulative Net Loss Ratio                                                                   14.83%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,166,619.81
     LOCK BOX NSF ITEMS:                                                                                  (16,081.19)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                    691.69
     COLLECTION ACCOUNT INTEREST                                                                            6,933.13
     PAYAHEAD ACCOUNT INTEREST                                                                                 81.95
     TOTAL COLLECTION PROCEEDS:                                                                         2,158,245.39
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  28,603,948.51
                                 Principal portion of payments collected (non-prepayments)                               795,916.52
                                 Prepayments in full allocable to principal                                              582,422.00
                          Collections allocable to principal                                            1,378,338.52
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     137,544.28
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,515,882.80

                   Realized Losses                                                                        243,324.74
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     26,844,740.97

          INTEREST
                          Collections allocable to interest                                               564,339.95
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        78,022.64
                                                                                                      ---------------
                   Total Interest                                                                         642,362.59

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                27,173,751.05
          Beginning of Period Class B Principal Balance                                                 1,981,933.39

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,077,212.00
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           19,410.35
          Aggregate Payahead Balance                                                                       22,445.65
          Aggregate Payahead Balance for preceding Distribution Date                                       23,137.34
          Interest Earned on Payahead Balances                                                                 81.95
          Scheduled Payments due in Collection Period                                                   1,331,349.19
          Scheduled Payments collected in Collection Period                                             1,360,256.47
          Aggregate Amount of Realized Losses for preceding Distribution Date                             243,324.74

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                102     903,000.00
          60+ days delinquent                                                                                     77     712,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,615,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          159,478.45
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.05%
          Delinquency Ratio for third preceding Determination Date                                              5.74%

          Cumulative Defaults for preceding Determination Date                                         16,715,297.71

          Cumulative Net Losses for preceding Determination Date                                       13,607,791.08

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,942,678.47
                          Liquidation Proceeds                                                            137,544.28
                          Recoveries                                                                       78,022.64
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,158,245.39

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       795,916.52
                          Prepayments in full allocable to principal                                      582,422.00
                          Principal Balance of Liquidated Receivables                                     380,869.02
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,759,207.54

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,759,207.54
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,671,247.17
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,671,247.17

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           27,173,751.05
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  142,662.19

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,759,207.54
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  87,960.38

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,981,933.39
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          16,763.85

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,158,245.39
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,813,909.36
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 16,763.85
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  87,960.38
                   Class B Principal Carryover Shortfall                                                  551,735.95
                   Trustee distributions                                                                      357.55
                   Standby Servicer distributions                                                           1,906.93
                   Servicer distributions                                                                  67,083.60
                   Collateral Agent distributions                                                             364.45
                   Reimbursement Obligations                                                               28,690.32
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                551,735.95
                                                                                                      ---------------
                                                                                                          551,735.95

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     1,906.93
            Servicing Fee (2.0%)                                                                           47,673.25
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         19,410.35
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       357.55
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              364.45
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         142,662.19
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         142,662.19
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           16,763.85
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 16,763.85
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,671,247.17
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,671,247.17
  (vi)      Certificate Insurer Premium                                                                     7,438.23
            Certificate Insurer Premium Supplement                                                         21,252.09
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              87,960.38
            Class B Principal Carryover Shortfall - Previous Month(s)                                     551,735.95
            Current Month Class B Principal Shortfall                                                    (410,526.99)
            Adjusted Class B Principal Distributable Amount                                               229,169.34
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                27,173,751.05
                   Class A Principal Distributions                                                      1,671,247.17
          Class A End of Period Principal Balance                                                      25,502,503.89

          Class B Beginning of Period Principal Balance                                                 1,981,933.39
                   Class B Principal Distributable Amount                                                 229,169.34
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,752,764.05
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,752,764.05

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,158,245.39
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    212,374.72
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,945,870.67

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,945,870.67
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     16,763.85
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,929,106.82

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,929,106.82
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,671,247.17
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          257,859.65

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      257,859.65
     (vi) Certificate Insurer Premium                                                                       7,438.23
     (v)  Certificate Insurer Premium Supplement                                                           21,252.09
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          229,169.34

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       229,169.34
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           87,960.38
     (iii)Prior month(s) carryover shortfalls                                                             551,735.95
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (410,526.99)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (410,526.99)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,615,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,615,000.00

                          Aggregate Gross Principal Balance as of the close of                         29,620,616.35
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.45%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.45%
                          Delinquency Ratio for second preceding Determination Date                             5.05%
                          Delinquency Ratio for third preceding Determination Date                              5.74%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.41%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,715,297.71
                                 Current Period Defaulted Receivables                                     159,478.45
                                                                                                      ---------------
                                 Total                                                                 16,874,776.16

                                 Cumulative Defaulted Receivables                                      16,874,776.16
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    18.17%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          380,869.02

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (215,566.92)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   165,302.10
                                 Cumulative Previous Net Losses                                        13,607,791.08
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,773,093.18
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   14.83%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      26.55
          Weighted Average Annual Percentage Rate                                                              20.42%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,725,526.79
                          15% of Outstanding Certificate Balance                                                       4,088,290.19
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                           7,650,751.17

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             27,255,267.94
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                                7,650,751.17
          Beginning of Period Spread Account Balance                                                    6,077,212.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           2,647.48
          Required addition to/(eligible withdrawal from) Spread Account                                1,570,891.69
          Earnings on Spread Account Balance                                                               23,304.13
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,103,163.61



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,231,548.82

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $187,904.25

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,043,644.57

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $22.96

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.93

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.02

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $45,586.10

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $26,681.87

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $18,904.23

         (j)       Scheduled Payments due in such Collection Period                                    $1,551,191.28

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,425,654.25

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $36,237,059.58

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $35,108,647.98

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9688603

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $76,508.30

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,415.80

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.79

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $24,443.77

         (b)       Distributions (to) from Collection Account                                                ($23.79)
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $274.60

         (d)       Ending Payahead Account Balance                                                        $23,894.58

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                        $9,714,468.61
                               Spread Account Balance                                                  $7,305,652.96

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $32,010.40

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $36,429.26

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $421,277.88

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            138
                               Aggregate Gross Amount                                                  $1,253,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            120
                               Aggregate Gross Amount                                                  $1,083,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            6.18%

         (b)       Average Delinquency Ratio                                                                    5.69%

         (c)       Cumulative Default Ratio                                                                    18.60%

         (d)       Cumulative Net Loss Ratio                                                                   14.91%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,402,775.78
     Lock Box NSF Items:                                                                                  (18,654.71)
     Transfers from (to) Payahead Account:                                                                    823.79
     Collection Account Interest                                                                            8,186.41
     Payahead Account Interest                                                                                274.60
     Total Collection Proceeds:                                                                         2,393,405.87
     For Distribution Date:                                                                                  8/16/99
     For Determination Date:                                                                                  8/9/99
     For Collection Period:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  36,237,059.58
                                  Principal portion of payments collected (non-prepayments)                              866,527.45
                                  Prepayments in full allocable to principal                                             667,638.00
                          Collections allocable to principal                                            1,534,165.45
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     195,761.48
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,729,926.93

                    Realized Losses                                                                       421,277.88
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     34,085,854.77

          INTEREST
                                  Collections allocable to interest                                       559,126.80
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               104,352.14
                                                                                                      ---------------
                      Total Interest                                                                      663,478.94

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                34,425,206.59
          Beginning of Period Class B Principal Balance                                                 2,745,990.18

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,273,642.56
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           16,113.20
          Aggregate Payahead Balance                                                                       23,619.98
          Aggregate Payahead Balance for preceding Distribution Date                                       24,443.77
          Interest Earned on Payahead Balances                                                                274.60
          Scheduled Payments due in Collection Period                                                   1,551,191.28
          Scheduled Payments collected in Collection Period                                             1,425,654.25
          Aggregate Amount of Realized Losses for preceding Distribution Date                             421,277.88

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                138    1,253,000.00
          60+ days delinquent                                                                                    120    1,083,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     2,336,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               276,452.63

          Delinquency Ratio for second preceding Determination Date                                             5.23%
          Delinquency Ratio for third preceding Determination Date                                              5.65%

          Cumulative Defaults for preceding Determination Date                                         18,755,837.59

          Cumulative Net Losses for preceding Determination Date                                       14,940,871.68

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,093,292.25
                          Liquidation Proceeds                                                            195,761.48
                          Recoveries                                                                      104,352.14
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,393,405.87

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       866,527.45
                          Prepayments in full allocable to principal                                      667,638.00
                          Principal Balance of Liquidated Receivables                                     617,039.36
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,151,204.81

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,151,204.81
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,043,644.57
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,043,644.57

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        34,425,206.59
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               187,904.25

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,151,204.81
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              107,560.24

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         2,745,990.18
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       26,681.87

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,393,405.87
                      minus
                      Class A Principal and Interest Distributable Amount                               2,231,548.82
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              26,681.87
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              107,560.24
                      Class B Principal Carryover Shortfall                                               934,137.20
                      Trustee distributions                                                                   452.96
                      Standby Servicer distributions                                                        2,415.80
                      Servicer distributions                                                               76,508.30
                      Collateral Agent distributions                                                          464.64
                      Reimbursement Obligations                                                            36,429.26
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                934,137.20
                                                                                                      ---------------
                                                                                                          934,137.20

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,415.80
            Servicing Fee (2.0%)                                                                           60,395.10
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         16,113.20
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       452.96
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              464.64
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         187,904.25
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         187,904.25
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           26,681.87
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 26,681.87
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,043,644.57
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,043,644.57
  (vi)      Certificate Insurer Premium                                                                     9,444.62
            Certificate Insurer Premium Supplement                                                         26,984.64
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             107,560.24
            Class B Principal Carryover Shortfall - Previous Month(s)                                     934,137.20
            Current Month Class B Principal Shortfall                                                  (1,022,793.21)
            Adjusted Class B Principal Distributable Amount                                                18,904.23
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               34,425,206.59
                       Class A Principal Distributions                                                  2,043,644.57
           Class A End of Period Principal Balance                                                     32,381,562.03

           Class B Beginning of Period Principal Balance                                                2,745,990.18
                       Class B Principal Distributable Amount                                              18,904.23
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,727,085.96
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,727,085.96

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,393,405.87
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     267,745.95
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,125,659.92

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,125,659.92
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      26,745.95
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,098,978.05

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,098,978.05
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,043,644.57
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           55,333.48

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       55,333.48
     (vi) Certificate Insurer Premium                                                                       9,444.62
     (v)  Certificate Insurer Premium Supplement                                                           26,984.64
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           18,904.23

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        18,904.23
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          107,560.24
     (iii)Prior month(s) carryover shortfalls                                                             934,137.20
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                            (1,022,793.21)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                              (1,022,793.21)

CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               2,336,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,336,000.00

                          Aggregate Gross Principal Balance as of the close of                         37,774,770.85
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.18%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  6.18%
                          Delinquency Ratio for second preceding Determination Date                             5.23%
                          Delinquency Ratio for third preceding Determination Date                              5.65%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    5.69%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 18,755,837.59
                                 Current Period Defaulted Receivables                                     276,452.63
                                                                                                      ---------------
                                 Total                                                                 19,032,290.22

                                 Cumulative Defaulted Receivables                                      19,032,290.22
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    18.60%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 617,039.36

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (300,113.62)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   316,925.74
                                 Cumulative Previous Net Losses                                        14,940,871.68
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 15,257,797.42
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   14.91%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      29.29
          Weighted Average Annual Percentage Rate                                                              20.48%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                3,510,864.80
                                  15% of Outstanding Certificate Balance                                                5,266,297.20
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y
                                                                                                                     ---------------
                      Cap Amount                                                                        9,714,468.61

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      35,108,647.98
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                                9,714,468.61
          Beginning of Period Spread Account Balance                                                    7,273,642.56
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           4,120.80
          Required addition to/(eligible withdrawal from) Spread Account                                2,436,705.25
          Earnings on Spread Account Balance                                                               27,889.60
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,305,652.96



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,643,687.69

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $262,668.99

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,381,018.70

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $23.31

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.32

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.00

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $159,102.40

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $33,320.70

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $125,781.70

         (j)       Scheduled Payments due in such Collection Period                                    $2,006,907.29

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,919,801.43

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $49,893,596.16

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $48,387,294.59

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9698097

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $104,527.82

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,326.24

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.92

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $26,090.10

         (b)       Distributions (to) from Collection Account                                             ($5,440.21)
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                       $83.74

         (d)       Ending Payahead Account Balance                                                        $20,733.63

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $14,516,188.38
                          Spread Account Balance                                                       $9,333,274.31

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $44,522.81

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $50,645.13

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $515,313.24

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 162
                          Aggregate Gross Amount                                                       $1,543,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 143
                          Aggregate Gross Amount                                                       $1,419,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            5.66%

         (b)       Average Delinquency Ratio                                                                    5.42%

         (c)       Cumulative Default Ratio                                                                    16.61%

         (d)       Cumulative Net Loss Ratio                                                                   13.16%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,977,105.59
     LOCK BOX NSF ITEMS:                                                                                  (29,428.80)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  5,440.21
     COLLECTION ACCOUNT INTEREST                                                                            9,348.39
     PAYAHEAD ACCOUNT INTEREST                                                                                 83.74
     TOTAL COLLECTION PROCEEDS:                                                                         2,962,549.13
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   49,893,596.16
                                 Principal portion of payments collected (non-prepayments)                              1,068,826.84
                                 Prepayments in full allocable to principal                                               679,516.00
                            Collections allocable to principal                                          1,748,342.84
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   242,679.39
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    1,991,022.23

                     Realized Losses                                                                      515,313.24
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      47,387,260.69

         INTEREST
                            Collections allocable to interest                                             850,974.59
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     120,552.31
                                                                                                      ---------------
                     Total Interest                                                                       971,526.90

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 47,398,916.37
         Beginning of Period Class B Principal Balance                                                  3,495,178.62

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,288,751.50
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            21,371.83
         Aggregate Payahead Balance                                                                        20,649.89
         Aggregate Payahead Balance for preceding Distribution Date                                        26,090.10
         Interest Earned on Payahead Balances                                                                  83.74
         Scheduled Payments due in Collection Period                                                    2,006,907.29
         Scheduled Payments collected in Collection Period                                              1,919,801.43
         Aggregate Amount of Realized Losses for preceding Distribution Date                              515,313.24

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                       0.00
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 162    1,543,000.00
         60+ days delinquent                                                                                     143    1,419,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      2,962,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    499,932.68

         Delinquency Ratio for second preceding Determination Date                                              5.61%
         Delinquency Ratio for third preceding Determination Date                                               4.99%

         Cumulative Defaults for preceding Determination Date                                          19,323,445.42

         Cumulative Net Losses for preceding Determination Date                                        15,316,570.78

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,599,317.43
                              Liquidation Proceeds                                                        242,679.39
                              Recoveries                                                                  120,552.31
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    2,962,549.13

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,068,826.84
                              Prepayments in full allocable to principal                                  679,516.00
                              Principal Balance of Liquidated Receivables                                 757,992.63
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,506,335.47

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,506,335.47
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,381,018.70
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,381,018.70

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       47,398,916.37
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              262,668.99

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,506,335.47
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             125,316.77

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        3,495,178.62
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      33,320.70

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        2,962,549.13
                       minus
                       Class A Principal and Interest Distributable Amount                              2,643,687.69
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             33,320.70
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             125,316.77
                       Class B Principal Carryover Shortfall                                            1,000,498.82
                       Trustee distributions                                                                  623.67
                       Standby Servicer distributions                                                       3,326.24
                       Servicer distributions                                                             104,527.82
                       Collateral Agent distributions                                                         636.18
                       Reimbursement Obligations                                                           50,645.13
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                              1,000,498.82
                                                                                                      ---------------
                                                                                                        1,000,498.82

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     3,326.24
            Servicing Fee (2.0%)                                                                           83,155.99
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         21,371.83
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       623.67
            Trustee's out-of-pocket expenses                                                                    0.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              636.18
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         262,668.99
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         262,668.99
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           33,320.70
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 33,320.70
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,381,018.70
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,381,018.70
  (vi)      Certificate Insurer Premium                                                                    13,130.22
            Certificate Insurer Premium Supplement                                                         37,514.91
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             125,316.77
            Class B Principal Carryover Shortfall - Previous Month(s)                                   1,000,498.82
            Current Month Class B Principal Shortfall                                                  (1,000,033.90)
            Adjusted Class B Principal Distributable Amount                                               125,781.70
       (C)  Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                   0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               47,398,916.37
                       Class A Principal Distributions                                                  2,381,018.70
           Class A End of Period Principal Balance                                                     45,017,897.67

           Class B Beginning of Period Principal Balance                                                3,495,178.62
                       Class B Principal Distributable Amount                                             125,781.70
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,369,396.92
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,369,396.92

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          2,962,549.13
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    371,782.90
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,590,766.23

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,590,766.23
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     33,320.70
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,557,445.53

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,557,445.53
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,381,018.70
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         176,426.83

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     176,426.83
     (vi)  Certificate Insurer Premium                                                                     13,130.22
     (v)   Certificate Insurer Premium Supplement                                                          37,514.91
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         125,781.70

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      125,781.70
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         125,316.77
     (iii) Prior month(s) carryover shortfalls                                                          1,000,498.82
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                           (1,000,033.90)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                             (1,000,033.90)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,962,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,962,000.00

                          Aggregate Gross Principal Balance as of the close of                         52,306,266.68
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.60%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.66%
                          Delinquency Ratio for second preceding Determination Date                             5.61%
                          Delinquency Ratio for third preceding Determination Date                              4.99%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.42%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 19,323,445.42
                                 Current Period Defaulted Receivables                                     499,932.68
                                                                                                      ---------------
                                 Total                                                                 19,823,378.10

                                 Cumulative Defaulted Receivables                                      19,823,378.10
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    16.61%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 757,992.63

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (363,231.70)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   394,760.93
                                 Cumulative Previous Net Losses                                        15,316,570.78
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 15,711,331.71
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                   13.16%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     31.66
           Weighted Average Annual Percentage Rate                                                             20.37%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     4,354,856.51
                              15% of Outstanding Certificate Balance                                                    7,258,094.19
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                          Y
                                                                                                                     ---------------
                       Cap Amount                                                                      14,516,188.38

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          48,387,294.59
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              14,516,188.38
           Beginning of Period Spread Account Balance                                                   9,288,751.50
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                          8,866.50
           Required addition to/(eligible withdrawal from) Spread Account                               5,218,570.37
           Earnings on Spread Account Balance                                                              35,656.31
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,333,274.31


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $3,405,286.91

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $323,963.71

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $3,081,323.20

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $55.20

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $100,274.85

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $15,623.11

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $84,651.74

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $40,966.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $15,623.11

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                    $25,343.67

          (s)      Scheduled Payments due in such Collection Period                                    $2,665,845.46

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,345,093.75

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $70,413,998.86

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $61,262,993.82

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $59,527,987.51

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8453999

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $1,735,006.31

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0246401

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $143,443.11

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,520.70

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $1.77

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.04

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                              ($59,308.07)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $20,108,378.82
                          Spread Account Balance                                                       $4,001,181.24

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $42,658.90

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $65,083.83

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $781,281.21

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 225
                          Aggregate Gross Amount                                                       $2,309,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 184
                          Aggregate Gross Amount                                                       $1,928,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.73%

          (b)      Average Delinquency Ratio                                                                    5.39%

          (c)      Cumulative Default Ratio                                                                    15.37%

          (d)      Cumulative Net Loss Ratio                                                                   12.19%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,785,071.94
     LOCK BOX NSF ITEMS:                                                                                  (38,097.73)
     TOTAL COLLECTION PROCEEDS:                                                                         3,746,974.21
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  70,413,998.86
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        70,413,998.86
                                  Principal portion of payments collected (non-prepayments)                            1,294,610.51
                                  Prepayments in full allocable to principal                                             921,946.00
                          Collections allocable to principal                                            2,216,556.51
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     388,231.74
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,604,788.25

                   Realized Losses                                                                        781,281.21
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     67,027,929.40

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,050,483.24
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        91,702.72
                                                                                                      ---------------
                   Total Interest                                                                       1,142,185.96

     NOTE & CERTIFICATE INFORMATION,
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                              60,933,612.47
          Beginning of Period Class B Principal Balance                                                 1,760,349.98
          Beginning of Period Certificate Balance                                                       1,760,349.98

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,958,522.34
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           26,086.45
          Scheduled Payments due in Collection Period                                                   2,665,845.46
          Scheduled Payments collected in Collection Period                                             2,345,093.75
          Aggregate Amount of Realized Losses for preceding Distribution Date                             781,281.21

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                225   2,309,000.00
          60+ days delinquent                                                                                    184   1,928,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        4,237,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  698,291.03

          Delinquency Ratio for second preceding Determination Date                                             5.42%
          Delinquency Ratio for third preceding Determination Date                                              5.01%

          Cumulative Defaults for preceding Determination Date                                         22,361,339.98

          Cumulative Net Losses for preceding Determination Date                                       17,593,859.30

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.6132%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.1132%
          divided by 360                                                                                      0.0114%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,267,039.75
                           Liquidation Proceeds                                                           388,231.74
                           Recoveries                                                                      91,702.72
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                   0.18
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  284.43
                           Investment earnings from Collection Account                                     12,441.26
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,759,700.08

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,294,610.51
                          Prepayments in full allocable to principal                                      921,946.00
                          Principal Balance of Liquidated Receivables                                   1,169,512.95
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,386,069.46

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    67,027,929.40
                                                                                                      ---------------
                                                                                                       60,325,136.46


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     Yes
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    94.5%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,386,069.46
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,081,323.20
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,081,323.20

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  60,933,612.47
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  323,963.71

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,386,069.46
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  84,651.74

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,386,069.46
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              84,651.74

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   1,760,349.98
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          15,623.11

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,760,349.98
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     15,623.11

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            3,759,700.08
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,081,323.20
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 15,623.11
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  84,651.74
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      586.78
                   Standby Servicer distributions                                                           3,520.70
                   Servicer distributions                                                                 143,443.11
                   Collateral Agent distributions                                                             537.12
                   Reimbursement Obligations                                                               65,083.83
                                                                                                      ---------------
                                                                                                          364,930.49

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Certificates Principal Carryover Shortfall from previous period                                                 0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Certificate Interest Carryover Shortfall from pervious perid                                                    0.00
Interest on Certificate Interest Carryover Shortfall                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Certificate Interest Shortfall                                                        0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,520.70
           Servicing Fee (2.0%)                                                                           117,356.66
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          26,086.45
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              586.78
           Indenture Trustee's out-of-pocket expenses                                                           0.00
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               537.12
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                              0.00
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                              0.00
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        323,963.71
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        323,963.71
  (vi)(A)  Class B Note Interest - Unadjusted                                                              15,623.11
           Class B Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Class B Interest Shortfall                                                             0.00
           Adjusted Class B Note Interest Distributable Amount                                             15,623.11
  (vii)    Class A Principal Distributable Amount - Current Month                                       3,081,323.20
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shorfall                                                     0.00
           Class A Principal Distribution Amount to Class A-1                                                   0.00
           Class A Principal Distribution Amount to Class A-2                                           3,081,323.20
  (viii)   Note Insurer Premium                                                                            16,873.58
           Note Insurer Premium Supplement                                                                 48,210.24
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Class B Principal Distributable Amount - Current Month Unadjusted                               84,651.74
           Class B Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class B Principal Shortfall                                                            0.00
           Adjusted Class B Principal Distributable Amount                                                 84,651.74
      (B)  Certificate Interest - Unadjusted                                                               15,623.11
           Certificate Interest Carryover Shortfall - Previous Month(s)                                         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)                                       0.00
           Interest on Certificate Interest Carryover from Prior Months                                         0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Interest Distributable Amount                                              15,623.11
           Certificate Principal Distributable Amount - Current Month Unadjusted                           84,651.74
           Certificate Principal Carryover Shorfall - Previous Month(s)                                         0.00
           Current Month Certificate Principal Shortfall                                                  (59,308.07)
           Adjusted Certificate Principal Distributable Amount                                             25,343.67
  (xi)     Until the Target Payment Date, remaining amount to Class a Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount                                     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount                                    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                       0.00
           Spread Account withdrawal for deficiencies                                                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                                       0.00
                    Class A-1 Principal Distributions                                                           0.00
           Class A-1 End of Period Principal Amount (prior to turbo)                                            0.00
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                             0.00

           Class A-2 Beginning of Period Principal Amount                                              60,933,612.47
                    Class A-2 Principal Distributions                                                   3,081,323.20
           Class A-2 End of Period Principal Amount (prior to turbo)                                   57,852,289.27
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    57,852,289.27

           Class B Beginning of Period Principal Amount                                                 1,760,349.98
                    Class B Principal Distributable Amount                                                 84,651.74
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   1,675,698.24
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    1,675,698.24

           Certificate Beginning of Period Principal Amount                                             1,760,349.98
                    Certificate Principal Distributable Amount                                             25,343.67
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               1,735,006.31
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                1,735,006.31

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,759,700.08
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    148,087.71
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,611,612.37

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           3,611,612.37
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           323,963.71
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,287,648.66

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi)A                           3,287,648.66
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v)A                             15,623.11
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,272,025.55

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,272,025.55
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,081,323.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         198,702.35

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            190,702.35
     (vi)  Note Insurer Premium                                                                            16,873.58
     (v)   Note Insurer Premium Supplement                                                                 48,210.24
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         125,618.52

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      125,618.52
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          84,651.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                 40,966.78
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 40,966.78


CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                       40,966.78
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     15,623.11
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii)-(v), there is a Class B Deficiency                                     NO
           Amount Remaining for Further Distribution/(Deficiency)                                          25,343.67

CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                       25,343.67
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          84,651.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/B Notes (Deficiency)                                 (59,308.07)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (59,308.07)


CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             4,237,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                4,237,000.00

                           Aggregate Gross Principal Balance as of the close of                        73,931,808.52
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           5.73%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 5.73%
                           Delinquency Ratio for second preceding Determination Date                            5.42%
                           Delinquency Ratio for third preceding Determination Date                             5.01%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   5.39%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               22,361,339.98
                                   Current Period Defaulted Receivables                                   698,291.03
                                                                                                      ---------------
                                   Total                                                               23,059,631.01

                                   Cumulative Defaulted Receivables                                    23,059,631.01
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   15.37%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,169,512.95

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (479,934.46)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 689,578.49
                                   Cumulative Previous Net Losses                                      17,593,859.30
                                                                                                      ---------------
                                   Cumulative Net Losses                                               18,283,437.79
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                  12.19%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     34.25
           Weighted Average Annual Percentage Rate                                                             20.35%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 67,027,929.40
                           minus the Securities Balance                                                61,262,993.82
                                                                                                      ---------------
                                                                                                        5,764,935.58
                           divided by the Aggregate Principal Balance                                           8.60%

           Floor OC Percent
                    Aggregate Principal Balance                                                        67,027,929.40
                    minus the Securities Balance                                                       61,262,993.82
                                                                                                      ---------------
                                                                                                        5,764,935.58
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                3.84%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    61,262,993.82
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               0.40%
                                    if a Trigger Event, 15% minus the OC Percent                                               6.40%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     21.40%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              67,027,929.40
                                                                                                      ---------------
                                                                                                       20,108,378.82
           Requisite Amount                                                                            20,108,378.82

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              20,108,378.82
           Beginning of Period Spread Account Balance                                                   3,958,522.34
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         27,554.85
           Required addition to/(eligible withdrawal from) Spread Account                              16,122,301.63
           Earnings on Spread Account Balance                                                              15,104.05
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                4,001,181.24




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $1,864,815.86

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                         $9,385.39

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,855,430.47

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $34.37

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.17

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $34.20

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $701,261.05

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $458,146.16

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $11.37

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $174,563.79

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $24,646.19

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $149,917.60

          (p)      Scheduled Payments due in such Collection Period                                    $2,017,233.27

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,911,390.16

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $55,399,435.23

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $48,492,304.62

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $45,849,452.44

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8276159

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $2,642,852.18

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0477054

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $109,156.48

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,769.97

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.01

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $15,857,113.00
                          Spread Account Balance                                                       $3,548,880.73

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $114,698.25

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $51,580.63

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $546,379.44

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 163
                          Aggregate Gross Amount                                                       $1,756,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 109
                          Aggregate Gross Amount                                                       $1,182,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.05%

          (b)      Average Delinquency Ratio                                                                    4.78%

          (c)      Cumulative Default Ratio                                                                    13.27%

          (d)      Cumulative Net Loss Ratio                                                                   10.14%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,020,054.67
     LOCK BOX NSF ITEMS:                                                                                  (44,749.50)
     TOTAL COLLECTION PROCEEDS:                                                                         2,975,305.17
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  55,399,435.23
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        55,399,435.23
                                  Principal portion of payments collected (non-prepayments)                              992,494.57
                                  Prepayments in full allocable to principal                                             685,957.00
                          Collections allocable to principal                                            1,678,451.57
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     317,560.89
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,996,012.46

                   Realized Losses                                                                        546,379.44
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     52,857,043.33

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                              $918,895.59
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        60,397.12
                                                                                                      ---------------
                   Total Interest                                                                        $979,292.71

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               1,855,430.47
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             2,792,769.78


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,434,182.48
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           16,824.09
          Scheduled Payments due in Collection Period                                                   2,017,233.27
          Scheduled Payments collected in Collection Period                                             1,911,390.16
          Aggregate Amount of Realized Losses for preceding Distribution Date                             546,379.44

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                163   1,756,000.00
          60+ days delinquent                                                                                    109   1,182,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        2,938,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  463,622.76

          Delinquency Ratio for second preceding Determination Date                                             4.74%
          Delinquency Ratio for third preceding Determination Date                                              4.54%

          Cumulative Defaults for preceding Determination Date                                         13,589,360.30

          Cumulative Net Losses for preceding Determination Date                                       10,246,430.51

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,597,347.16
                           Liquidation Proceeds                                                           317,560.89
                           Recoveries                                                                      60,397.12
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     10,249.99
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,985,555.16

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       992,494.57
                          Prepayments in full allocable to principal                                      685,957.00
                          Principal Balance of Liquidated Receivables                                     863,940.33
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,542,391.90

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    52,857,043.33
                                                                                                      ---------------
                                                                                                       47,571,339.00

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    90.9%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,542,391.90
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,313,576.63
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,313,576.63

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   1,855,430.47
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                    9,385.39

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,542,391.90
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 127,119.59

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            2,985,555.16
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,566,076.91
                   Beginning of Period Principal Balance of the Certificates                            2,792,769.78
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      24,646.19
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 24,646.19
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 127,119.59
                   Class B Principal Carryover Shortfall                                                   22,798.01
                   Trustee distributions                                                                      461.66
                   Standby Servicer distributions                                                           2,769.97
                   Servicer distributions                                                                 109,156.48
                   Collateral Agent distributions                                                             424.63
                   Reimbursement Obligations                                                               51,580.63
                                                                                                      ---------------
                                                                                                           80,521.09

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 22,798.01
                                                                                                      ---------------
                                                                                                           22,798.01

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      2,769.97
           Servicing Fee (2.0%)                                                                            92,332.39
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          16,824.09
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              461.66
           Indenture Trustee's out-of-pocket expenses                                                           0.00
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               424.63
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                          9,385.39
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                          9,385.39
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        243,114.89
  (vii)    Class A Principal Distributable Amount - Current Month                                       2,313,576.63
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           1,855,430.47
           Class A Principal Distribution Amount to Class A-2                                             458,146.16
  (viii)   Note Insurer Premium                                                                            13,372.76
           Note Insurer Premium Supplement                                                                 38,207.88
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (vi)(A)  Certificate Note Interest - Unadjusted                                                          24,646.19
           Certificate Note Interest Carryover Shortfall - Previous Month(s)                                    0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Note Interest Diestributable Amount                                        24,646.19
  (x)      Certificate Principal Distributable Amount - Current Month Unadjusted                          127,119.59
           Certificate Principal Carryover Shortfall - Previous Month(s)                                   22,798.01
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                            149,917.60
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                  80,521.08
           Spread Account Withdrawal to cover deficiencies                                                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                  1,855,430.47
                 Class A-1 Principal Distributions                                                      1,855,430.47
        Class A-1 End of Period Principal Amount (prior to turbo)                                              (0.00)
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                               (0.00)

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                        458,146.16
        Class A-2 End of Period Principal Amount (prior to turbo)                                      45,849,452.44
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       45,849,452.44

        Certificate Beginning of Period Principal Amount                                                2,792,769.78
                 Certificate Principal Distributable Amount                                               149,917.60
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  2,642,852.18
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   2,642,852.18

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          2,985,555.16
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    365,313.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,620,242.14

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,620,242.14
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,313,576.63
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         306,665.51

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     306,665.51
     (vi)  Note Insurer Premium                                                                            13,372.76
     (v)   Note Insurer Premium Supplement                                                                 38,207.88
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         255,084.88

CERTIFICATE - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      255,084.88
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     24,646.19
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                         230,438.69

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      230,438.69
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        127,119.59
     (iii) Prior month(s) carryover shortfalls                                                             22,798.01
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               80,521.08
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 80,521.08

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             2,938,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                2,938,000.00

                           Aggregate Gross Principal Balance as of the close of                        58,199,155.32
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           5.05%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 5.05%
                           Delinquency Ratio for second preceding Determination Date                            4.75%
                           Delinquency Ratio for third preceding Determination Date                             4.54%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   4.78%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               13,589,360.30
                                   Current Period Defaulted Receivables                                   463,622.76
                                                                                                      ---------------
                                   Total                                                               14,052,983.06

                                   Cumulative Defaulted Receivables                                    14,052,983.06
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                   13.27%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                        863,940.33

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (377,958.01)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 485,982.32
                                   Cumulative Previous Net Losses                                      10,246,430.51
                                                                                                      ---------------
                                   Cumulative Net Losses                                               10,732,412.83
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                  10.14%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     36.32
           Weighted Average Annual Percentage Rate                                                             20.24%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 52,857,043.33
                           minus the Securities Balance                                                48,492,304.62
                                                                                                      ---------------
                                                                                                        4,364,738.71
                           divided by the Aggregate Principal Balance                                           8.26%

           Floor OC Percent
                    Aggregate Principal Balance                                                        52,857,043.33
                    minus the Securities Balance                                                       48,492,304.62
                                                                                                      ---------------
                                                                                                        4,364,738.71
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.12%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     48,492,304.62
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                0.74%
                                   if a Trigger Event, 15% minus the OC Percent                                                6.74%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      21.74%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               52,857,043.33
                                                                                                      ---------------
                                                                                                       15,857,113.00
                    Requisite Amount                                                                   15,857,113.00

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              15,857,113.00
           Beginning of Period Spread Account Balance                                                   3,434,182.48
           Spread Account Deposit (Withdrawal) from Current Distributions                                  80,521.08
           Transfer (to) from Cross-Collateralized Spread Accounts                                         21,055.90
           Required addition to/(eligible withdrawal from) Spread Account                              12,321,353.54
           Earnings on Spread Account Balance                                                              13,121.27
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,548,880.73




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,453,480.03

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $58,575.36

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,394,904.67

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $44.01

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.05

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $42.96

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $126,556.41

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $23,333.47

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $103,222.94

          (p)      Scheduled Payments due in such Collection Period                                    $1,876,706.39

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,797,229.62

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $53,161,037.50

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $46,559,418.60

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $44,008,598.02

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8278356

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $2,550,820.58

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0479829

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $106,035.00

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,658.05

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $1.90

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($28,365.23)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $15,158,782.24
                          Spread Account Balance                                                       $3,425,558.60

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $32,946.25

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $50,976.63

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $567,289.93

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 121
                          Aggregate Gross Amount                                                       $1,317,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 120
                          Aggregate Gross Amount                                                       $1,309,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.76%

          (b)      Average Delinquency Ratio                                                                    4.80%

          (c)      Cumulative Default Ratio                                                                    11.45%

          (d)      Cumulative Net Loss Ratio                                                                    9.25%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,942,617.47
     LOCK BOX NSF ITEMS:                                                                                  (24,075.63)
     TOTAL COLLECTION PROCEEDS:                                                                         2,918,541.84
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  53,161,037.50
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        53,161,037.50
                                 Principal portion of payments collected (non-prepayments)                             1,034,209.86
                                 Prepayments in full allocable to principal                                              747,902.00
                          Collections allocable to principal                                            1,782,111.86
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     282,361.58
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,064,473.44

                   Realized Losses                                                                        567,289.93
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     50,529,274.13


          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                              $763,019.76
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        91,048.64
                                                                                                      ---------------
                   Total Interest                                                                        $854,068.40

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              11,228,502.69
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             2,654,043.52

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,392,612.35
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           17,433.27
          Scheduled Payments due in Collection Period                                                   1,876,706.39
          Scheduled Payments collected in Collection Period                                             1,797,229.62
          Aggregate Amount of Realized Losses for preceding Distribution Date                             567,289.93

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                121    1,317,000.00
          60+ days delinquent                                                                                    120    1,309,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,626,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          400,951.58
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.52%
          Delinquency Ratio for third preceding Determination Date                                              5.11%

          Cumulative Defaults for preceding Determination Date                                         10,559,057.44

          Cumulative Net Losses for preceding Determination Date                                        8,372,662.38

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,545,131.62
                          Liquidation Proceeds                                                            282,361.58
                          Recoveries                                                                       91,048.64
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                       9,616.09
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,928,157.93

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,034,209.86
                          Prepayments in full allocable to principal                                      747,902.00
                          Principal Balance of Liquidated Receivables                                     849,651.51
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,631,763.37

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    50,529,274.13
                                                                                                      --------------
                                                                                                       45,476,346.72

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    71.7%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,631,763.37
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,394,904.67
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,394,904.67

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  11,228,502.69
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   58,575.36

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,631,763.37
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 131,588.17

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            2,928,157.93
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,641,080.03
                   Beginning of Period Principal Balance of the Certificates                            2,654,043.52
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      23,333.47
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 23,333.47
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 131,588.17
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      443.01
                   Standby Servicer distributions                                                           2,658.05
                   Servicer distributions                                                                 106,035.00
                   Collateral Agent distributions                                                             408.81
                   Reimbursement Obligations                                                               50,976.63
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):

                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,658.05
         Servicing Fee (2.0%)                                                                              88,601.73
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            17,433.27
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                                443.01
         Indenture Trustee's out-of-pocket expenses                                                             0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 408.81
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                           58,575.36
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                           58,575.36
     (B) Class A-2 Interest Distributable Amount - Current Month                                          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          187,600.00
  (vii)  Class A Principal Distributable Amount - Current Month                                         2,394,904.67
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount to Class A-1                                             2,394,904.67
         Class A Principal Distribution Amount to Class A-2                                                     0.00
  (viii) Note Insurer Premium                                                                              14,302.79
         Note Insurer Premium Supplement                                                                   36,673.83
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (vi)(A)Certificate Note Interest - Unadjusted                                                            23,333.47
         Certificate Note Interest Carryover Shortfall - Previous Month(s)                                      0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on B Interest Carryover from Prior Months                                                     0.00
         Current Month Certificate Interest Shortfall                                                           0.00
         Adjusted Certificate Note Interest Distributable Amount                                           23,333.47
  (x)    Certificate Principal Distributable Amount - Current Month Unadjusted                            131,588.17
         Certificate Principal Carryover Shortfall - Previous Month(s)                                          0.00
         Current Month Certificate Principal Shortfall                                                    (28,365.23)
         Adjusted Certificate Principal Distributable Amount                                              103,222.94
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account Withdrawal to cover deficiencies                                                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               11,228,502.69
                   Class A-1 Principal Distributions                                                    2,394,904.67
          Class A-1 End of Period Principal Amount (prior to turbo)                                     8,833,598.02
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                      8,833,598.02

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              2,654,043.52
                   Certificate Principal Distributable Amount                                             103,222.94
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                2,550,820.58
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 2,550,820.58

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,928,157.93
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     355,720.23
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,572,437.70

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,572,437.70
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,394,904.67
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          177,533.03

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      177,533.03
     (vi) Note Insurer Premium                                                                             14,302.79
     (v)  Note Insurer Premium Supplement                                                                  36,673.83
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          126,556.41

CERTIFICATE DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       126,556.41
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      23,333.47
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                          103,222.94

CERTIFICATE DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       103,222.94
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          131,588.17
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               (28,365.23)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,626,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,626,000.00

                          Aggregate Gross Principal Balance as of the close of                         55,159,876.14
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.76%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.76%
                          Delinquency Ratio for second preceding Determination Date                             4.52%
                          Delinquency Ratio for third preceding Determination Date                              5.11%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.80%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 10,559,057.44
                                 Current Period Defaulted Receivables                                     400,951.58
                                                                                                      ---------------
                                 Total                                                                 10,960,009.02

                                 Cumulative Defaulted Receivables                                      10,960,009.02
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                    11.45%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          849,651.51

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (373,410.22)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   476,241.29
                                 Cumulative Previous Net Losses                                         8,372,662.38
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  8,848,903.67
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    9.25%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      37.57
          Weighted Average Annual Percentage Rate                                                              20.19%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  50,529,274.13
                          minus the Securities Balance                                                 46,559,418.60
                                                                                                      ---------------
                                                                                                        3,969,855.53
                          divided by the Aggregate Principal Balance                                            7.86%

          Floor OC Percent
                   Aggregate Principal Balance                                                         50,529,274.13
                   minus the Securities Balance                                                        46,559,418.60
                                                                                                      ---------------
                                                                                                        3,969,855.53
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.15%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      46,559,418.60
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 1.1%
                                   if a Trigger Event, 15% minus the OC Percent                                                 7.1%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       22.1%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               50,529,274.13
                                                                                                      ---------------
                                                                                                       15,158,782.24
                          Requisite Amount                                                             15,158,782.24

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                               15,158,782.24
          Beginning of Period Spread Account Balance                                                    3,392,612.35
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          20,072.22
          Required addition to/(eligible withdrawal from) Spread Account                               11,746,097.67
          Earnings on Spread Account Balance                                                               12,874.03
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 3,425,558.60




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,137,551.01

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $562,190.17

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,575,360.84

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $28.93

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.17

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $25.76

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $375,120.73

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $54,139.17

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $320,981.56

           (j)     Scheduled Payments due in such Collection Period                                    $3,989,561.49

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $3,794,675.38

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $118,355,824.37

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $113,879,935.56

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9621828

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $232,708.23

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,465.75

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.31

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.01

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $35,411.89

           (b)     Distributions (to) from Collection Account                                             ($3,742.00)
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $343.74

           (d)     Ending Payahead Account Balance                                                        $32,013.63

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $34,163,980.67
                          Spread Account Balance                                                      $22,791,173.28

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $106,571.61

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $126,738.64

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,132,501.33

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 316
                          Aggregate Gross Amount                                                       $3,590,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                282
                           Aggregate Gross Amount                                                      $3,422,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            5.65%

           (b)     Average Delinquency Ratio                                                                    5.38%

           (c)     Cumulative Default Ratio                                                                     9.33%

           (d)     Cumulative Net Loss Ratio                                                                    7.19%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         5,918,882.74
     LOCK BOX NSF ITEMS:                                                                                  (65,193.44)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  3,742.00
     COLLECTION ACCOUNT INTEREST                                                                           18,785.42
     PAYAHEAD ACCOUNT INTEREST                                                                                343.74
     TOTAL COLLECTION PROCEEDS:                                                                         5,876,560.46
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 118,355,824.37
                                 Principal portion of payments collected (non-prepayments)                             1,772,384.98
                                 Prepayments in full allocable to principal                                            1,378,558.00
                          Collections allocable to principal                                            3,150,942.98
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     532,724.99
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,683,667.97

                   Realized Losses                                                                      1,132,501.33
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    113,539,655.07

          INTEREST
                          Collections allocable to interest                                             2,022,290.40
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       170,602.09
                                                                                                      ---------------
                   Total Interest                                                                       2,192,892.49

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               112,438,033.48
          Beginning of Period Class B Principal Balance                                                 6,338,244.48

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,684,601.67
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           35,448.52
          Aggregate Payahead Balance                                                                       31,669.89
          Aggregate Payahead Balance for preceding Distribution Date                                       35,411.89
          Interest Earned on Payahead Balances                                                                343.74
          Scheduled Payments due in Collection Period                                                   3,989,561.49
          Scheduled Payments collected in Collection Period                                             3,794,675.38
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,132,501.33

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                316   3,590,000.00
          60+ days delinquent                                                                                    282   3,422,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             7,012,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          952,686.83
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.24%
          Delinquency Ratio for third preceding Determination Date                                              5.24%

          Cumulative Defaults for preceding Determination Date                                         16,491,895.02

          Cumulative Net Losses for preceding Determination Date                                       12,475,796.19

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,173,233.38
                          Liquidation Proceeds                                                            532,724.99
                          Recoveries                                                                      170,602.09
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     5,876,560.46

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,772,384.98
                          Prepayments in full allocable to principal                                    1,378,558.00
                          Principal Balance of Liquidated Receivables                                   1,665,226.32
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,816,169.30

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,816,169.30
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,575,360.84
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,575,360.84

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          112,438,033.48
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  562,190.17

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,816,169.30
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 240,808.47

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            6,338,244.48
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          54,139.17

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            5,876,560.46
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,137,551.01
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 54,139.17
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 240,808.47
                   Class B Principal Carryover Shortfall                                                  420,453.58
                   Trustee distributions                                                                      986.30
                   Standby Servicer distributions                                                           2,465.75
                   Servicer distributions                                                                 232,708.23
                   Collateral Agent distributions                                                             989.80
                   Reimbursement Obligations                                                              126,738.64
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                420,453.58
                                                                                                      ---------------
                                                                                                          420,453.58

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,465.75
         Servicing Fee (2.0%)                                                                             197,259.71
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            35,448.52
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                          986.30
         Trustee's out-of-pocket expenses                                                                       0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                                 989.80
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month                                            562,190.17
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            562,190.17
(viii)(A)Class B Coupon Interest - Unadjusted                                                              54,139.17
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    54,139.17
  (v)(B) Class A Principal Distributable Amount - Current Month                                         4,575,360.84
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          4,575,360.84
  (vi)   Certificate Insurer Premium                                                                       36,853.08
         Certificate Insurer Premium Supplement                                                            89,885.56
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (vii)  Transition Expenses to successor Servicer                                                              0.00
      (B)Class B Principal Distributable Amount - Current Month Unadjusted                                240,808.47
         Class B Principal Carryover Shortfall - Previous Month(s)                                        420,453.58
         Current Month Class B Principal Shortfall                                                       (340,280.48)
         Adjusted Class B Principal Distributable Amount                                                  320,981.56
      (C)Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                      0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               112,438,033.48
                   Class A Principal Distributions                                                      4,575,360.84
          Class A End of Period Principal Balance                                                     107,862,672.64

          Class B Beginning of Period Principal Balance                                                 6,338,244.48
                   Class B Principal Distributable Amount                                                 320,981.56
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   6,017,262.92
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    6,017,262.92

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          5,876,560.46
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   799,340.25
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,077,220.21

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   5,077,220.21
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    54,139.17
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,023,081.04

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  5,023,081.04
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,575,360.84
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         447,720.20

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    447,720.20
     (vi)  Certificate Insurer Premium                                                                     36,853.08
     (v)   Certificate Insurer Premium Supplement                                                          89,885.56
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         320,981.56

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     320,981.56
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        240,808.47
     (iii) Prior month(s) carryover shortfalls                                                            420,453.58
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (340,280.48)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (340,280.48)

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               7,012,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  7,012,000.00

                          Aggregate Gross Principal Balance as of the close of                        124,197,756.01
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.65%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.65%
                          Delinquency Ratio for second preceding Determination Date                             5.24%
                          Delinquency Ratio for third preceding Determination Date                              5.24%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.38%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,491,895.02
                                 Current Period Defaulted Receivables                                     952,686.83
                                                                                                      ---------------
                                 Total                                                                 17,444,581.85

                                 Cumulative Defaulted Receivables                                      17,444,581.85
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     9.33%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,665,226.32

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (703,327.08)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   961,899.24
                                 Cumulative Previous Net Losses                                        12,475,796.19
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,437,695.43
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    7.19%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      40.39
          Weighted Average Annual Percentage Rate                                                              20.27%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    15,373,791.30
                          18.5% of Outstanding Certificate Balance                                                    21,067,788.08
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          34,163,980.67

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            113,879,935.56
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               34,163,980.67
          Beginning of Period Spread Account Balance                                                   22,684,601.67
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          19,455.66
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               11,459,923.34
          Earnings on Spread Account Balance                                                               87,115.95
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,791,173.28



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,997,200.65

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $708,068.84

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,289,131.81

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $29.91

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.53

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $26.38

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $341,649.33

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $63,273.97

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $278,375.36

          (j)      Scheduled Payments due in such Collection Period                                    $4,761,618.44

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $4,468,449.35

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $141,296,653.19

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.6695182

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $285,260.79

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,059.67

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.42

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $37,496.69

          (b)      Distributions (to) from Collection Account                                             ($6,402.65)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $285.77

          (d)      Ending Payahead Account Balance                                                        $31,379.81

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $42,388,995.96
                          Spread Account Balance                                                      $22,474,668.92

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $208,651.46

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $157,722.39

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,322,574.86

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 400
                          Aggregate Gross Amount                                                       $4,649,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 370
                          Aggregate Gross Amount                                                       $4,391,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.90%

          (b)      Average Delinquency Ratio                                                                    5.39%

          (c)      Cumulative Default Ratio                                                                     7.93%

          (d)      Cumulative Net Loss Ratio                                                                    5.85%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,958,952.06
     LOCK BOX NSF ITEMS:                                                                                  (77,905.25)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  6,402.65
     COLLECTION ACCOUNT INTEREST                                                                           22,666.57
     PAYAHEAD ACCOUNT INTEREST                                                                                285.77
     TOTAL COLLECTION PROCEEDS:                                                                         6,910,401.80
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 146,864,060.92
                                 Principal portion of payments collected (non-prepayments)                             2,020,679.37
                                 Prepayments in full allocable to principal                                            1,368,799.00
                          Collections allocable to principal                                            3,389,478.37
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     855,453.94
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,244,932.31

                   Realized Losses                                                                      1,322,574.86
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    141,296,653.75

          INTEREST
                          Collections allocable to interest                                             2,447,769.98
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       217,699.51
                                                                                                      ---------------
                   Total Interest                                                                       2,665,469.49


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               139,520,952.84
          Beginning of Period Class B Principal Balance                                                 7,343,207.52

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,266,017.46
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           40,487.19
          Aggregate Payahead Balance                                                                       31,094.04
          Aggregate Payahead Balance for preceding Distribution Date                                       37,496.69
          Interest Earned on Payahead Balances                                                                285.77
          Scheduled Payments due in Collection Period                                                   4,761,618.44
          Scheduled Payments collected in Collection Period                                             4,468,449.35
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,322,574.86

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                400   4,649,000.00
          60+ days delinquent                                                                                    370   4,391,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             9,040,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,164,477.78
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.34%
          Delinquency Ratio for third preceding Determination Date                                              4.92%

          Cumulative Defaults for preceding Determination Date                                         15,571,155.09

          Cumulative Net Losses for preceding Determination Date                                       11,246,682.88


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,837,248.35
                          Liquidation Proceeds                                                            855,453.94
                          Recoveries                                                                      217,699.51
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,910,401.80


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,020,679.37
                          Prepayments in full allocable to principal                                    1,368,799.00
                          Principal Balance of Liquidated Receivables                                   2,178,028.80
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,567,507.17

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,567,507.17
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,289,131.81
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,289,131.81

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          139,520,952.84
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  708,068.84

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,567,507.17
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 278,375.36

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            7,343,207.52
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          63,273.97


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,059.67
         Servicing Fee (2.0%)                                                                             244,773.60
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            40,487.19
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                          917.90
         Trustee's out-of-pocket expenses                                                                       0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                                 917.90
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               708,068.84
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            708,068.84
  (vi)   Class B Coupon Interest - Unadjusted                                                              63,273.97
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    63,273.97
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,289,131.81
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,289,131.81
  (viii) Certificate Insurer Premium                                                                       45,862.54
         Certificate Insurer Premium Supplement                                                           111,859.85
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              278,375.36
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Carryover Shortfall                                                    0.00
         Adjusted Class B Principal Distributable Amount                                                  278,375.36
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                              123,673.17


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               139,520,952.84
                   Class A Principal Distributions                                                      5,289,131.81
          Class A End of Period Principal Balance                                                     134,231,821.03

          Class B Beginning of Period Principal Balance                                                 7,343,207.52
                   Class B Principal Distributable Amount                                                 278,375.36
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,064,832.16
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,064,832.16

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,910,401.80
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    998,225.10
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,912,176.70

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,912,176.70
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     63,273.97
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,848,902.73

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,848,902.73
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  5,289,131.81
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         559,770.92

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               559,770.92
           Certificate Insurer Premium                                                                     45,862.54
           Certificate Insurer Premium Supplement                                                         111,859.85
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         402,048.53

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      402,048.53
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         278,375.36
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              123,673.17
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                123,673.17

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               9,040,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  9,040,000.00

                          Aggregate Gross Principal Balance as of the close of                        153,313,975.72
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            5.90%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.90%
                          Delinquency Ratio for second preceding Determination Date                             5.34%
                          Delinquency Ratio for third preceding Determination Date                              4.92%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.39%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,571,155.09
                                 Current Period Defaulted Receivables                                   1,164,477.78
                                                                                                      ---------------
                                 Total                                                                 16,735,632.87

                                 Cumulative Defaulted Receivables                                      16,735,632.87
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     7.93%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,178,028.80

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,073,153.45)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,104,875.35
                                 Cumulative Previous Net Losses                                        11,246,682.88
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,351,558.23
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    5.85%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      42.81
          Weighted Average Annual Percentage Rate                                                              20.37%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    19,075,048.18
                          19.5% of Outstanding Certificate Balance                                                    27,552,847.37
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          42,388,995.96

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            141,296,653.19
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               42,388,995.96
          Beginning of Period Spread Account Balance                                                   22,266,017.46
          Spread Account Deposit (Withdrawal) from Current Distributions                                  123,673.17
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               19,999,305.33
          Earnings on Spread Account Balance                                                               84,978.29
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,474,668.92

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.6695182
                   Class B Principal %                                                                          5.00%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             706,483.22
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      7,064,832.16
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  4,054.98
          Amount of Reserve Fund deposit (withdrawal)                                                      (4,054.98)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       8/16/99
Collection Period                                                          7/99

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                    $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $6,140,039.36

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $254,324.16

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $5,885,715.20

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $66.74

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $2.76

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $178,230,290.93

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $153,770,792.25

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8627646

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $337,347.30

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,713.13

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $9.37

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $171,661,412.36
                          Spread Account Balance                                                      $21,343,713.96

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                $1,181,664.97

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $212,716.26

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,391,260.63

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 419
                          Aggregate Gross Amount                                                       $5,109,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 370
                          Aggregate Gross Amount                                                       $4,495,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.17%

          (b)      Average Delinquency Ratio                                                                    4.74%

          (c)      Cumulative Default Ratio                                                                     6.11%

          (d)      Cumulative Net Loss Ratio                                                                    5.44%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,437,322.22
     LOCK BOX NSF ITEMS:                                                                                 (121,677.26)
     TOTAL COLLECTION PROCEEDS:                                                                         8,315,644.96
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 178,230,290.93
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       178,230,290.93
                                 Principal portion of payments collected (non-prepayments)                             2,215,104.24
                                 Prepayments in full allocable to principal                                            2,008,420.00
                          Collections allocable to principal                                            4,223,524.24
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     954,093.70
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      5,177,617.94

                   Realized Losses                                                                      1,391,260.63
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    171,661,412.36

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             2,894,384.71
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       243,642.31
                                                                                                      ---------------
                   Total Interest                                                                       3,138,027.02

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                              59,124,507.45
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,162,048.99
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           40,296.82
          Scheduled Payments due in Collection Period                                                   5,596,058.19
          Scheduled Payments collected in Collection Period                                             5,109,488.95
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,391,260.63

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                419   5,109,000.00
          60 - 89 days delinquent                                                                                206   2,435,000.00
          90 - 119 days delinquent                                                                               103   1,270,000.00
          120+ days delinquent                                                                                    61     790,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             9,604,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,595,110.03
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.68%
          Delinquency Ratio for third preceding Determination Date                                              4.38%

          Cumulative Defaults for preceding Determination Date                                         13,097,222.23

          Cumulative Net Losses for preceding Determination Date                                       11,632,714.72

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,117,908.95
                          Liquidation Proceeds                                                            954,093.70
                          Recoveries                                                                      243,642.31
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      27,661.40
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,343,306.36

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,215,104.24
                          Prepayments in full allocable to principal                                    2,008,420.00
                          Principal Balance of Liquidated Receivables                                   2,345,354.33
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,568,878.57

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   171,661,412.36
                                                                                                      ---------------
                                                                                                      154,495,271.12


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         89.6%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    32.6%
                                                                                                      ---------------
                                                                                                                89.6%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       6,568,878.57
                   Times Class A Noteholders' Percentage                                                        89.6%
                                                                                                      ---------------
                                                                                                        5,885,715.20
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,885,715.20

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0888889
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  52,124,507.45
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  254,324.16

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            8,343,306.36
                   minus
                   Class A Principal and Interest Distributable Amount                                  6,683,097.32
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               2,111.79
                   Standby Servicer distributions                                                           3,713.13
                   Servicer distributions                                                                 337,347.30
                   Insurance and Reimbursement Obligations                                                212,716.26
                                                                                                      ---------------
                                                                                                        1,104,320.56
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,713.13
         Servicing Fee (2.0%)                                                                             297,050.48
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            40,296.82
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                              1,113.94
         Indenture Trustee's out-of-pocket expenses                                                             0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 997.85
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                                0.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                                0.00
     (B) Class A-2 Interest Distributable Amount - Current Month                                          254,324.16
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          254,324.16
  (vi)(A)Class A-3 Note Interest - Unadjusted                                                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-3 Interest Shortfall                                                             0.00
         Adjusted Class A-3 Interest Distributable Amount                                                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                                                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-4 Interest Shortfall                                                             0.00
         Adjusted Class A-4 Interest Distributable Amount                                                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,885,715.20
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Total Adjusted Distributable Amount                                                    5,885,715.20
         Class A Principal Distribution Amount to Class A-1                                                     0.00
         Class A Principal Distribution Amount to Class A-2                                             5,885,715.20
         Class A Principal Distribution Amount to Class A-3                                                     0.00
         Class A Principal Distribution Amount to Class A-4                                                     0.00
  (viii) Note Insurer Premium                                                                              84,573.94
         Note Insurer Premium Supplement                                                                  128,142.33
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
         Amount to Class A-3 Noteholders                                                                        0.00
         Amount to Class A-4 Noteholders                                                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount                                       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount                                      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                 1,104,320.56
         Spread Account withdrawal for deficiencies                                                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                        0.00
                   Class A-1 Principal Distributions                                                            0.00
          Class A-1 End of Period Principal Amount (prior to turbo)                                             0.00
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               52,124,507.45
                   Class A-2 Principal Distributions                                                    5,885,715.20
          Class A-2 End of Period Principal Amount (prior to turbo)                                    46,238,792.25
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     46,238,792.25

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           8,343,306.36
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    343,172.22
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        8,000,134.14

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           8,000,134.14
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           254,324.16
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,745,809.98

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          7,745,809.98
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,620,914.15

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    7,620,914.15
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,202,752.02

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           7,202,752.02
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         5,885,715.20
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,317,036.82

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,317,036.82
     (vi) Note Insurer Premium                                                                             84,573.94
     (v)  Note Insurer Premium Supplement                                                                 128,142.33
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,104,320.56


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               9,604,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  9,604,000.00

                          Aggregate Gross Principal Balance as of the close of                        185,863,291.32
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.17%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.17%
                          Delinquency Ratio for second preceding Determination Date                             4.68%
                          Delinquency Ratio for third preceding Determination Date                              4.38%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.74%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 13,097,222.23
                                 Current Period Defaulted Receivables                                   1,595,110.03
                                                                                                      ---------------
                                 Total                                                                 14,692,332.26

                                 Cumulative Defaulted Receivables                                      14,692,332.26
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     6.11%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         790,000.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                  1,270,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                     1,425,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,345,354.33

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,197,736.01)
                                                                                                      ---------------
                                 Net Losses                                                             2,572,618.32
                                 Cumulative Previous Net Losses                                        11,632,714.72
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,136,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,068,833.04
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    5.44%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      44.87
          Weighted Average Annual Percentage Rate                                                              20.41%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 171,661,412.36
                          minus the Securities Balance                                                153,770,792.25
                                                                                                      ---------------
                                                                                                       17,890,620.11
                          divided by the Aggregate Principal Balance                                           10.42%

          Floor OC Percent
                   Aggregate Principal Balance                                                        171,661,412.36
                   minus the Securities Balance                                                       153,770,792.25
                                                                                                      ---------------
                                                                                                       17,890,620.11
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                7.44%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    153,770,792.25
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              171,661,412.36
                                                                                                      ---------------
                                                                                                      171,661,412.36
                   Requisite Amount                                                                   171,661,412.36

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                              171,661,412.36
          Beginning of Period Spread Account Balance                                                   20,162,048.99
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                1,104,320.56
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              150,395,042.81
          Earnings on Spread Account Balance                                                               77,344.41
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,343,713.96


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        8/16/99
Collection Period                                                           7/99

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                  $197,903.41

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                           $958.12

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                   $196,945.29

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                        $6.09

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.03

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $6.06

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $5,607,569.25

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $5,233,631.75

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $72.36

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $3,229,342.48

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $394,201.04

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $2,835,141.44

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $32.29

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $3.94

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $28.35

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $260,832,489.03

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $252,566,770.55

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9683102

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $487,565.74

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,434.01

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $15.00

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $78,295,698.87
                          Spread Account Balance                                                      $24,077,343.82

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $931,167.11

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $523,157.90

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,433,691.90

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 565
                          Aggregate Gross Amount                                                       $7,059,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 448
                          Aggregate Gross Amount                                                       $5,643,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.69%

          (b)      Average Delinquency Ratio                                                                    4.14%

          (c)      Cumulative Default Ratio                                                                     4.01%

          (d)      Cumulative Net Loss Ratio                                                                    2.59%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                        11,475,163.69
     LOCK BOX NSF ITEMS:                                                                                 (125,916.90)
     TOTAL COLLECTION PROCEEDS:                                                                        11,349,246.79
     FOR DISTRIBUTION DATE:                                                                                  8/16/99
     FOR DETERMINATION DATE:                                                                                  8/9/99
     FOR COLLECTION PERIOD:                                                                                     7/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 260,832,489.03
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       260,832,489.03
                                 Principal portion of payments collected (non-prepayments)                              3,697,538.41
                                 Prepayments in full allocable to principal                                             2,241,292.00
                          Collections allocable to principal                                            5,938,830.41
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     893,196.17
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      6,832,026.58

                   Realized Losses                                                                      1,433,691.90
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    252,566,770.54

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             4,343,995.18
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       173,225.03
                                                                                                      ---------------
                   Total Interest                                                                       4,517,220.21

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                 196,945.29
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              83,135,543.74
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   23,146,176.71
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           52,844.92
          Scheduled Payments due in Collection Period                                                   7,902,979.74
          Scheduled Payments collected in Collection Period                                             8,041,533.59
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,433,691.90

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                565   7,059,000.00
          60 - 89 days delinquent                                                                                252   3,191,000.00
          90 - 119 days delinquent                                                                               123   1,527,000.00
          120+ days delinquent                                                                                    73     925,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                       12,702,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,584,143.59

          Delinquency Ratio for second preceding Determination Date                                             4.05%
          Delinquency Ratio for third preceding Determination Date                                              3.69%

          Cumulative Defaults for preceding Determination Date                                         10,844,801.08

          Cumulative Net Losses for preceding Determination Date                                        6,383,785.85
          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                             10,282,825.59
                          Liquidation Proceeds                                                            893,196.17
                          Recoveries                                                                      173,225.03
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.05
                          Investment earnings from Interest Reserve Account                                     1.33
                          Investment earnings from Collection Account                                      34,930.98
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                    11,384,179.15
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,697,538.41
                          Prepayments in full allocable to principal                                    2,241,292.00
                          Principal Balance of Liquidated Receivables                                   2,326,888.07
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       8,265,718.48

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       8,265,718.48
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           5,430,577.04

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       8,265,718.48
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                2,835,141.44

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                     196,945.29
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0888889
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                      958.12

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  83,135,543.74
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  394,201.04

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                           11,384,179.15
                   minus
                   Class A Principal and Interest Distributable Amount                                  9,515,476.60
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,260.40
                   Standby Servicer distributions                                                           5,434.01
                   Servicer distributions                                                                 487,565.74
                   Insurance and Reimbursement Obligations                                                523,157.90
                                                                                                      ---------------
                                                                                                          849,284.50
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   5,434.01
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 434,720.82
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                52,844.92
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,630.20
                     Indenture Trustee's out-of-pocket expenses                                                 0.00
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,630.20
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                                  958.12
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                                  958.12
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              394,201.04
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     394,201.04
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         5,430,577.04
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        5,430,577.04
                     Class A Principal Distribution Amount to Class A-1                                   196,945.29
                     Class A Principal Distribution Amount to Class A-2                                 5,233,631.75
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           2,835,141.44
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 105,236.15
                     Short-Term Reinsurance                                                                33,074.51
                     Long-Term Reinsurance                                                                174,374.93
                     Note Insurer Premium Supplement                                                      210,472.31
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                  842,784.50

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                  196,945.29
                     Class A-1 Principal Distributions                                                    196,945.29
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                  5,233,631.75
          Class A-2 End of Period Principal Amount                                                     72,266,368.25

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               83,135,543.74
                     Class A-4 Principal Distributable Amount                                           2,835,141.44
          Class A-4 End of Period Principal Amount                                                     80,300,402.30

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         252,566,770.55

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                      11,384,179.15
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                503,718.27
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,880,460.88

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                        10,880,460.88
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,506,523.38

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                        10,506,523.38
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,117,279.63

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                        10,117,279.63
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         394,201.04
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,723,078.59

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         9,723,078.59
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,631,660.88

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         9,631,660.88
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       5,430,577.04
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    4,201,083.84

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        4,201,083.84
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      2,835,141.44
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    1,365,942.40

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        1,365,942.40
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    1,365,942.40

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                       1,365,942.40
     (vi)     Note Insurer Premium                                                                        312,685.59
     (v)      Note Insurer Premium Supplement                                                             210,472.31
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                      842,784.50


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              12,702,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                 12,702,000.00

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   270,702,374.85

                   DELINQUENCY RATIO                                                                            4.69%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.69%
                          Delinquency Ratio for second preceding Determination Date                             4.05%
                          Delinquency Ratio for third preceding Determination Date                              3.69%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.14%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 10,844,801.08
                                 Current Period Defaulted Receivables                                   1,584,143.59
                                                                                                      ---------------
                                 Total                                                                 12,428,944.67

                                 Cumulative Defaulted Receivables                                      12,428,944.67

                                 Original Pool Balance                                                275,647,271.04
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               310,000,000.00

                   Cumulative Default Ratio                                                                     4.01%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         925,000.00
                                 Principal Balance of Delinquent Accts >90 <120 days                    1,527,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                     1,688,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                         2,326,888.07

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,066,421.20)
                                                                                                      ---------------
                                 Net Losses                                                             2,948,966.87
                                 Cumulative Previous Net Losses                                         6,383,785.85
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,289,000.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  8,043,752.72
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                    2.59%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      47.61
          Weighted Average Annual Percentage Rate                                                              20.22%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              9.2%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      53,039,021.82
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                65,667,360.34
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         78,295,698.87
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

                   Requisite Amount                                                                    78,295,698.87

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            252,566,770.55
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              78,295,698.87
          Beginning of Period Spread Account Balance                                                                  23,146,176.71
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                                 842,784.50
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              54,306,737.66
          Earnings on Spread Account Balance                                                                              88,382.61
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               24,077,343.82



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------